Exhibit 10.20

First AMENDMENT TO
LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Amendment”), dated as of August 1, 2022 (the “Effective Date”), between BMO HARRIS BANK N.A., a national banking association, having an address at 320 South Canal Street, 15th Floor, Chicago, Illinois 60606, as Administrative Agent and the Lender, and MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., and IPCAAF MOB Portfolio II, L.L.C., each a Delaware limited liability company (individually or collectively, as the context shall require, “Borrower” and collectively, the “Borrowers”), having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523.

R E C I T A L S:

A.
Borrowers, Administrative Agent and Lender entered into a Loan Agreement dated as of September 30, 2021 (as amended from time to time, the “Loan Agreement”), whereby Lender has made a loan to Borrower (the “Loan”) in the principal amount of up to $122,655,000.00 subject to and in accordance with the terms and conditions set forth in the Loan Agreement. The Loan is evidenced by the Promissory Note dated September 30, 2021 (as amended from time to time, the “Note”) made by Borrowers payable to BMO Harris Bank N.A., the repayment of which is secured by, among other things, certain mortgages, deeds of trust and deeds to secure debt (collectively, the “Security Instrument”), each dated September 30, 2021. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
B.
Borrowers, Administrative Agent and Lender have agreed to amend the Loan Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained in this Amendment, and for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1.
Incorporation of Recitals. The recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.
Representations. Borrowers represent and warrant to Administrative Agent and Lender that:
(a)
No Event of Default has occurred under the Loan Agreement or the Loan Documents, and upon the execution and delivery of this Amendment, no event or condition will exist which, with the giving of notice or the passage of time, or both, would give rise to an Event of Default under the Loan Agreement or Loan Documents.

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(b)
All of the representations and warranties of Borrower in the Loan Agreement and the Loan Documents are true and complete on the date hereof in all material respects with the same force and effect as if made on such date.
(c)
Borrower has no offsets or defenses to any amounts currently due under the Note or to any current obligations under the Loan Agreement or any other Loan Documents, and the Loan Agreement and Loan Documents are all in full force and effect. Borrower currently has no defenses, claims or setoffs to the enforcement by Administrative Agent and Lender of the Loan Agreement and Loan Documents.
(d)
Borrower has the full right, power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the documents and instruments to be executed and delivered by Borrower pursuant to this Amendment. The execution, delivery and performance of this Amendment and all of the documents and instruments to be executed and delivered pursuant hereto have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower, or constitute a default or create a lien under (i) the limited liability company agreement of Borrower, or (ii) any note, instrument, lease, indenture, mortgage, agreement, document or other obligation of or binding upon Borrower.
(e)
This Amendment and the documents and instruments executed and delivered pursuant hereto by Borrower constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except only as enforceability may be subject to applicable bankruptcy, reorganization, moratorium and similar laws affecting the rights of creditors generally.
3.
Amendments to Loan Agreement. As of the Effective Date, the Loan Agreement is hereby amended as follows:

(A) The following terms are hereby deleted from Section 1.1 of the Loan Agreement: “Adjusted LIBOR Rate”, “Early Opt-in Election”, “LIBOR Index Rate”, “LIBOR Rate”, “LIBOR Rate Loan”, “London Banking Day”, “Reserve Percentage”, “Term SOFR Event”, and “Term SOFR Notice”.

(B) The following terms are hereby added to Section 1.1 of the Loan Agreement, or if applicable, amended and restated as follows:

“Applicable Margin” means, as of any date of determination, if the Loan is then (x) a SOFR Loan, two and ten one hundredths percent (2.10%), or (y) an Alternative Base Rate Loan, one and ten one hundredths percent (1.10%).

“Available Tenor” means as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used

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for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.2.6.

“Benchmark” means initially, the Term SOFR Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.2.6.

“Benchmark Replacement” means either of the following to the extent selected by Administrative Agent in its sole discretion,

(a) Daily Simple SOFR; or

(b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

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“Benchmark Replacement Conforming Changes” or “Conforming Changes” means with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternative Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters), made known by the Administrative Agent, to the Borrowers, in writing if practicable, that the Administrative Agent decides, in the exercise of its commercially reasonable discretion, is appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent reasonably decides is necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative or not to comply with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided, that such non-representativeness or non-compliance will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

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For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative or do not, or as a specified future date will not, comply with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

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For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.2.6 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.2.6.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Interest Rate” means, subject to the provisions of Section 2.2.6, a variable rate per annum equal to the sum of (a) the Term SOFR Rate, or the Alternative Base Rate, as the case may be plus (b) the Applicable Margin, increasing or decreasing with each increase or decrease in the Term SOFR Rate, or the Alternative Base Rate, as the case may be (as and when the Term SOFR Rate or the Alternative Base Rate change as described herein).

“NYFRB” means the Federal Reserve Bank of New York.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR Rate”.

“Relevant Governmental Body” means the FRB and/or the NYFRB, or a committee officially endorsed or convened by the FRB and/or the NYFRB, or any successor thereto.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the NYFRB or a successor administrator of the secured overnight financing rate.

“SOFR Loan” means a Loan bearing interest based on the Term SOFR Rate.

“Term SOFR” or “Term SOFR Rate” means the one month forward-looking rate per annum based on SOFR published by the Term SOFR Administrator two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period (such day, the "Periodic Term SOFR Determination Day"); provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Rate has not

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been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Rate will be the Term SOFR Rate as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Rate was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, provided that, if the Term SOFR Rate determined as provided shall ever be less than the Floor, then the Term SOFR Rate shall be deemed to be the Floor.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Rate selected by the Administrative Agent in its reasonable discretion).

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(C) The following is hereby added as Section 1.5 of the Loan Agreement:

“Section 1.5. Interest Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Benchmark, any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort,

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contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.”

(D) The following is hereby added to the end of Section 2.2.3 of the Loan Agreement:

“Administrative Agent shall determine each interest rate applicable to the Loans hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error. In connection with the use or administration of the Term SOFR Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.”

(E) In Section 2.2.4 of the Loan Agreement, all references to “LIBOR Rate Loan” are hereby changed to “SOFR Loan”.

(F) Section 2.2.5 is hereby replaced with the following:

“2.2.5. Inability to Determine Rates. If on or prior to the first day of any Interest Period at any time during which the Loan is a SOFR Loan:

(a) Administrative Agent reasonably determines (which determination shall be conclusive and binding on Borrower) that the Term SOFR Rate cannot be determined pursuant to the definition thereof;

(b) Administrative Agent reasonably determines (which determination shall be conclusive and binding on Borrower) that the introduction of or any change in or in the interpretation of any law, rule, regulation or guideline (whether or not having the force of law), makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for Lenders to continue or maintain the Loan as a SOFR Loan, or to convert the Loan into a SOFR Loan of a certain duration; or

(c) the Required Lenders advise Administrative Agent that SOFR as determined by Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their SOFR Loans for such Interest Period, then Administrative Agent shall forthwith give written notice thereof to Borrower and the Lenders, whereupon until Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make SOFR Loans shall be suspended, and the Loan shall automatically convert into an Alternative Base Rate Loan as of the date set forth by Administrative Agent.”

(G) Section 2.2.6 of the Loan Agreement is hereby replaced with the following:

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“2.2.6. Effect of Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document (and any interest rate swap agreement shall be deemed not to be a “Loan Document” for the purposes of this Section 2.2.6).

(a)
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(b)
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right, in the exercise of its commercially reasonable discretion, to make Conforming Changes from time to time, with written notice to the Borrowers if practicable, and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)
Notice Standards for Decisions and Determination. The Administrative Agent will promptly notify in writing if practicable the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.2.6. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.2.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and

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without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.2.6.
(d)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administration of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)
Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Alternative Base Rate Loans.

(H) In Section 2.3.7 of the Loan Agreement, all references to “LIBOR Rate Loan” are hereby changed to “SOFR Loan”, all references to “LIBOR Rate” are hereby changed to “Term SOFR Rate”, and all references to “LIBOR Breakage Fee” are hereby changed to “Breakage Fee”. All references in the Loan Agreement to “LIBOR Breakage Fee” or “LIBOR Breakage Costs” shall mean the “Breakage Fees”.

(I) In Section 2.3.8 (a)(i) of the Loan Agreement, the phrase “(except any reserve requirement reflected in the Adjusted LIBOR Rate)” is hereby deleted and a period (“.”) is added after “any Lender”).

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(J) In Section 2.6(c) of the Loan Agreement, the reference to “LIBOR Rate Loan” is hereby changed to “SOFR Loan”.

(K) In Section 2.7 of the Loan Agreement, all references to “LIBOR Rate Loans” are hereby changed to “SOFR Loans”.

(L) In Section 2.10(b)(ii) of the Loan Agreement, the reference to “LIBOR Rate” is hereby changed to “Term SOFR Rate”.

(M) Section 12.6 of the Loan Agreement is hereby amended to change the notice address for Lender to the following:

If to Administrative Agent: BMO Harris Bank N.A.

320 South Canal Street, 15th Floor

Chicago, Illinois 60603
Attention: Dayle Rains

with a copy to: BMO Harris Bank N.A.

320 South Canal Street, 15th Floor

Chicago, Illinois 60606

Attention: Portfolio Manager/

Inland MOB Portfolio

with a copy to: Polsinelli
150 N. Riverside Plaza, Suite 3000
Chicago, Illinois 60606
Attention: Douglas L. Noren, Esq.

(N) Any other references in the Loan Agreement and other Loan Documents to (i) “LIBOR” or “LIBOR Rate” shall mean the “Term SOFR Rate”, and (ii) “LIBOR Rate Loans” shall mean “SOFR Loans”.

4.
Requirements. The effectiveness of this Amendment shall be subject to Administrative Agent’s receipt, review, approval and/or confirmation of the following on the date hereof, at Borrower’s cost, each in form and content satisfactory to Administrative Agent in its reasonable discretion:
(a)
Reaffirmation. The Reaffirmation, executed by Guarantors, in the form attached hereto as Exhibit A.
(b)
Rate Management Agreements. Any swap agreement and Interest Rate Cap Agreement entered into by Borrower or Holdings Borrower pursuant to Section 2.10 of the Loan Agreement shall be amended to take into account that the Interest Rate is based on the Term SOFR Rate pursuant this Amendment, which amendment shall be in form reasonably satisfactory to Administrative Agent, and such Rate Management Agreements shall otherwise continue to satisfy the requirements of Section 2.10 of the Loan Agreement.

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(c)
Fees and Costs. Borrower shall pay all costs and expenses of any kind or nature of Administrative Agent related to this Amendment and related documents, including, without limitation, Administrative Agent’s attorneys’ fees and out-of-pocket costs.
(d)
Authority. Borrower shall deliver or cause to be delivered to Administrative Agent such organizational and authority documents as reasonably required by Administrative Agent in connection with this Amendment, including, without limitation, certified copies of its formation documents (or a certificate of no change from the formation documents delivered to Administrative Agent as of the Closing Date), good standing certificates, resolutions, incumbency certificates and officer’s certificates, each in form and substance reasonably satisfactory to Administrative Agent.
5.
Ratification. Except as amended and modified herein, the Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed. Administrative Agent and Lender shall continue to have all of the rights and remedies as provided in the Loan Documents, as amended and modified hereby or pursuant hereto, and all of Administrative Agent’s and Lender’s liens and security interests shall continue in its collateral, whether now existing or acquired or arising hereafter. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “the Agreement,” “hereunder,” “herein,” “hereof,” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended and modified hereby, and all references in the other Loan Documents to the Loan Agreement shall mean such document as amended hereby or pursuant hereto. THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND THE TERMS OF THE LOAN AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWERS OR GUARANTOR UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
6.
No Waiver. Borrower’s execution, delivery and performance of this Amendment and any other documents in connection with this Amendment shall not establish a custom or course of dealing or waive, limit or condition the rights and remedies of Administrative Agent and Lender under the Loan Agreement or any other Loan Document and applicable law, all of which rights and remedies Administrative Agent and Lender expressly reserve.
7.
No Joint Venture. Borrower hereby acknowledges, agrees and confirms that notwithstanding any other provision of this Amendment or any other Loan Document, neither Administrative Agent nor Lender is a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of Borrower, and neither Administrative Agent nor Lender intends to ever assume any such status.
8.
Waiver and Release of Claims. Borrower acknowledges and agrees that Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent or Lenders or their past and present officers, directors, managers, employees, partners, agents, shareholders, members, trustees, predecessors, successors, and assigns (the “Released Parties”) with respect to the Loan or the Loan Documents as of the date hereof, and to the extent Borrower has any such

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claims, Borrower hereby voluntarily and knowingly forever releases, discharges, waives and relinquishes any and all claims, demands, causes of action of every kind and nature whatsoever, whether in law, in equity, known or unknown, against the Released Parties existing on or before the date of this Amendment that relate to, arise out of or otherwise are in connection with: the Loan, the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith.
9.
Lien Status. None of this Amendment, nor any other documents or instruments delivered in connection herewith, constitutes the creation of a new loan or the extinguishment of the debt evidenced by the Note, nor will they in any way affect or impair the lien of the Security Instrument or the other Loan Documents, which Borrower hereby acknowledges to be a valid and existing first priority lien on the Property and on any other collateral described therein. Borrower agrees that the lien of the Security Instrument continues to be in full force and effect, unaffected and unimpaired by this Amendment, and that said lien shall so continue as a first priority lien until the Debt is fully discharged.
10.
Miscellaneous.
(a)
This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois, without regard to conflicts of laws principles.
(b)
If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect.
(c)
This Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and assigns.
(d)
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signature pages may be detached from such counterparts and reattached to form one original document. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (which shall include “PDF” or “TIFF” format) shall be as effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

MOB CEDAR PARK, L.L.C.,

MOB 5255 SAN ANTONIO, L.L.C.,

MOB 9157 SAN ANTONIO, L.L.C.,

MOB RALEIGH, L.L.C.,

MOB 1431 HOUSTON, L.L.C.,

MOB 1 NEW BRITAIN, L.L.C.,

MOB 300 NEW BRITAIN, L.L.C.,

MOB OKLAHOMA CITY, L.L.C.,

MOB PEORIA, L.L.C.,

MOB PHOENIX, L.L.C.,

MOB 3855 GILBERT, L.L.C.,

MOB 700 CHANDLER, L.L.C.,

MOB 3686 GILBERT, L.L.C.,

MOB KINGWOOD, L.L.C.,

MOB GARDEN CITY, L.L.C.,
each a Delaware limited liability company

By: IPCAAF MOB Portfolio II, L.L.C.,
a Delaware limited liability company, its sole member

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

IPCAAF MOB PORTFOLIO II, L.L.C., a Delaware limited liability company

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

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ADMINISTRATIVE AGENT and LENDER:

BMO HARRIS BANK N.A.,

a national banking association

By: /s/ Kyle Dickelman
Name: Kyle Dickelman
Title: Vice President

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EXHIBIT A

REAFFIRMATION OF GUARANTY AGREEMENTS

Reference is hereby made to (i) that certain Loan Agreement dated as of September 30, 2021, as amended by First Amendment to Loan Agreement, dated as of the date hereof (the “First Amendment”), between MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., and IPCAAF MOB Portfolio II, L.L.C., each a Delaware limited liability company (collectively, the “Borrowers”), and BMO Harris Bank N.A., as Administrative Agent and a Lender (as amended from time to time, the “Loan Agreement”), and (ii) the following documents: the Guaranty and the Environmental Indemnity (as each such term is defined in the Loan Agreement, and collectively, the “Guaranty Agreements”).

The undersigned hereby consents to the First Amendment and hereby acknowledges and agrees that the Guaranty Agreements to which it is a party are each ratified and confirmed, shall continue in full force and effect and that the undersigned, as of the date hereof, has no claims, defenses, off-sets or counterclaims to or against the enforcement of such agreements in accordance with their respective terms by Administrative Agent and Lenders.

(Signatures on Following Page)

A-1

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Dated: as of August 1, 2022

GUARANTOR:

Inland Private Capital Corporation, a Delaware corporation

By: /s/ Joseph E. Binder

Name: Joseph E. Binder

Title: Executive Vice President

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